LEGG MASON CORE BOND FUND
                   (a series of Legg Mason Income Trust, Inc.)

                 Supplement to the Prospectus dated May 1, 2007

         The Board of Directors of Legg Mason Income Trust, Inc. ("Board") has approved an Agreement and Plan of Reorganization ("Plan") with respect to its series, Legg Mason Core Bond Fund ("Core Bond Fund"). Under the Plan, Core Bond Fund would transfer all of its assets and liabilities to Legg Mason Partners Core Bond Fund ("LMP Core Bond Fund"), a series of Legg Mason Partners Income Trust. The investment manager and a co-principal underwriter of LMP Core Bond Fund are affiliates of the investment manager and the principal underwriter of Core Bond Fund.

         The Plan is subject to the approval of shareholders of Core Bond Fund. If the Plan is approved, shareholders of Core Bond Fund will become shareholders of LMP Core Bond Fund. The Plan provides for Primary Class shareholders of Core Bond Fund to receive Class A shares of LMP Core Bond Fund equal in aggregate value to their Core Bond Fund shares on the date of the reorganization. Core Bond Fund would cease operations shortly thereafter. Under the Plan, the board of either fund may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of the board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         A shareholder meeting date of September 10, 2007 has been set for shareholders of record of Core Bond Fund as of July 2, 2007 to vote on the Plan. If the Plan is approved, it is anticipated that the proposed reorganization will be consummated by the end of September 2007. It is expected that additional details about the proposed reorganization will be sent to shareholders of Core Bond Fund along with proxy materials on or about July 16, 2007. Please read the proxy materials carefully, as they contain a fuller description of the Plan, the proposed reorganization, and LMP Core Bond Fund.

         To facilitate the reorganization, the Board approved a change to the procedures for valuing Core Bond Fund's fixed-income securities so that such securities will be valued at the mean of last closing bid and asked prices. The new method of valuation is currently used by LMP Core Bond Fund and the change will ensure that shareholders of Core Bond Fund receive full value for their fund shares upon completion of the reorganization. The change in valuation procedure is scheduled to take effect immediately prior to the consummation of the proposed and is expected to have a very small effect on the NAV of Core Bond Fund.

         You may continue to buy and redeem shares of Core Bond Fund prior to the closing of the proposed reorganization. However, if the Plan is approved, sales of shares of Core Bond Fund are expected to be suspended approximately five days prior to the consummation of the proposed reorganization. Redemptions of shares will be allowed up until the consummation of the proposed reorganization.

         To facilitate the proposed reorganization of Core Bond Fund into LMP Core Bond Fund, the Board of Directors of Legg Mason Income Trust, Inc. has approved the appointment of PFPC, Inc. ("PFPC") as Core Bond Fund's transfer agent. This change in transfer agent is scheduled to take effect at the close of business on or about August 17, 2007. Coinciding with this change in transfer agent, the following shareholder services will be revised as outlined in items A through E below:


         A.       Exchange Privilege:

                  Beginning August 20, 2007, shareholders of Core Bond Fund can exchange their fund shares only for shares of Legg Mason Global Income Trust.

                  If Core Bond Fund reorganizes into LMP Core Bond Fund you will have the same exchange privileges as other Class A shareholders of LMP Core Bond Fund. If the proposed reorganization is approved by shareholders, it is anticipated that the proposed reorganization will be consummated by the end of September 2007.


         B.       Purchase, Redemption and Exchange of Shares:

                  The following information is applicable only to those shareholders who hold their fund shares directly with Core Bond Fund ("Direct Investors"). If you hold your fund shares through a financial intermediary, you should continue to contact that intermediary to initiate your purchase, redemption and exchange orders.

                  By Mail:
                  Beginning August 20, 2007, Direct Investors who wish to purchase, redeem or exchange fund shares through the mail, should send their orders to PFPC at one of the following addresses:

            Regular Mail:                             Overnight Mail:
            PFPC, Inc.                                PFPC, Inc.
            Attn: Legg Mason Funds                    Attn: Legg Mason Funds
            P.O. Box 9699                             101 Sabin Street
            Providence, RI 02940-9699                 Pawtucket, RI 02860-1427


                  Internet, TeleFund and Future First(R) Systematic Investment
                  Plan: Beginning August 20, 2007, Direct Investors may no longer purchase or redeem their shares through the Internet or TeleFund, the automated telephone account management service.

                  Beginning August 20, 2007, purchase, redemption and exchange orders received from Direct Investors by Boston Financial Data Services ("BFDS") through the mail, or by any other means, will be forwarded to PFPC, a process that may take five days or longer. Beginning August 20, 2007, BFDS will have no ability to process purchase, redeem or exchange orders for Core Bond Fund. Therefore, purchase, redemption and exchange orders sent to BFDS will not be processed until received by PFPC. Once received by PFPC, all trade orders in proper form will be processed at Core Bond Fund's net asset value as set forth in the Prospectus.

                  For purchase orders for shares of LMP Core Bond Fund, PFPC will accept checks made payable to Legg Mason, Legg Mason Funds or Core Bond Fund for 30 days following the consummation of the proposed reorganization. After this 30-day period expires, such checks will be returned to the investor and the purchase orders will not be processed.


         C.       Purchase Orders by Wire Transfer:

                  Beginning August 20, 2007, Direct Investors who wish to purchase additional shares by wire transfer should wire federal funds to:
                                    PNC Bank
                                 Pittsburgh, PA
                                ABA No: 031000053
                           Account Number: 8606904975
                    Attn: [Name of Fund and Class of Shares]
                         [Legg Mason Fund Account Name]
                        [Legg Mason Fund Account Number]

                  Prior to wiring federal funds, Direct Investors must first telephone Core Bond Fund at 1-800-822-5544 to receive instructions for wire transfer.


         D.       Account Registration Changes:

                  Beginning August 20, 2007, Direct Investors who would like to make changes in registration or account privileges (including how communications are sent to your household), should send their correspondence (including the account number and a signature guarantee) to:

                                   PFPC, Inc.
                             Attn: Legg Mason Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699


         E.       Additional Information:

                  Shareholders who hold their fund shares through a financial intermediary should contact that intermediary to request a copy of Core Bond Fund's Statement of Additional Information ("SAI") or any reports to shareholders, or to obtain more information about the fund.

                  Beginning August 20, 2007, Direct Investors who would like to request the SAI or any reports to shareholders, or obtain more information about the fund should contact:

                                   PFPC, Inc.
                             Attn: Legg Mason Funds
                                  P.O. Box 9699
                                 Providence, RI 02940-9699
                                 1-800-822-5544
                             www.leggmasonfunds.com

        If you have any questions concerning the proposed reorganization, please feel free to contact Core Bond Fund at 1-800-822-5544.

  You should retain this supplement with your prospectus for future reference.

                     This supplement is dated June 8, 2007.


LMF-327
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